Exhibit 10.34

THIRD AMENDMENT TO CREDIT AGREEMENT

among

THE FINISH LINE, INC.,

the LENDERS Signatory Hereto

and

NATIONAL CITY BANK OF INDIANA, as Agent

DATED AS OF FEBRUARY 21, 2003

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT made as of the 21st day of February, 2003, by and among THE FINISH LINE, INC. (“Borrower”), the LENDERS party hereto, and NATIONAL CITY BANK OF INDIANA, as agent for the Lenders hereunder (in such capacity, the “Agent”);

W I T N E S S E T H:

WHEREAS, as of September 20, 2000, the Borrower, the lenders party thereto and the Agent entered into a certain Credit Agreement, as amended as of March 16, 2001 and August 9, 2002 (as amended, the “Agreement”); and

WHEREAS, the parties desire to further amend the Agreement to revise the Capital Expenditures limitation, all subject to the terms contained herein;

NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I. AMENDATORY PROVISIONS

SECTION 6

Covenants

6.16. Capital Expenditures. Section 6.16 of the Agreement is hereby amended by substituting the following new Section 6.16 in lieu of the existing provision:

6.16. Capital Expenditures. Borrower will not, nor will it permit any Subsidiary to, expend in the aggregate for Borrower and its Subsidiaries on a non-cumulative basis for Capital Expenditures in excess of (a) Seventy-Four Million Dollars ($74,000,000) in the aggregate for the two (2) fiscal year period ending with fiscal year end 2004, (b) Forty Million Dollars ($40,000,000) during the fiscal year ending 2005, and (c) Twenty Million Dollars ($20,000,000) for the period beginning on the first day of the fiscal year ending 2006 through the Facility Termination Date. For purposes of testing compliance with this covenant, expenditures up to Four Million Five Hundred Thousand Dollars ($4,500,000) in the aggregate incurred in connection with the repair or replacement of damage caused by the 2002 Indianapolis, Indiana tornado and which are covered or reimbursed by insurance proceeds shall be excluded from Capital Expenditures.

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PART II. CONTINUING EFFECT

Except as expressly modified herein:

(a) All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Third Amendment; provided, however, in the event of any irreconcilable inconsistency, this Third Amendment shall control;

(b) The representations and warranties contained in the Agreement shall survive this Third Amendment in their original form as continuing representations and warranties of Borrower; and

(c) Capitalized terms used in this Third Amendment, and not specifically herein defined, have the meanings ascribed to them in the Agreement.

In consideration hereof, Borrower represents, warrants, covenants and agrees that:

(aa) Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb) There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc) There has not occurred any Default or Unmatured Default; and

(dd) After giving effect to this Third Amendment and any transactions contemplated hereby, no Default or Unmatured Default is or will be occasioned hereby or thereby.

PART III. CONDITIONS PRECEDENT

Notwithstanding anything contained in this Third Amendment to the contrary, this Third Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

(a) The Agent shall have received counterparts of this Third Amendment duly executed by the Agent, Borrower and the Required Lenders;

(b) All reasonable expenses of the Agent incurred in connection with this Third Amendment, including, without limitation, attorneys’ fees, shall have been reimbursed by Borrower;

(c) All legal matters incident to this Third Amendment shall be reasonably satisfactory to the Agent and its counsel.

THIRD AMENDMENT TO CREDIT AGREEMENT                                                                                                                                                    PAGE 2

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PART IV. INDEPENDENT CREDIT DECISION

Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Third Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers duly authorized as of the date first above written.

[THIS SPACE INTENTIONALLY LEFT BLANK]

THIRD AMENDMENT TO CREDIT AGREEMENT                                                                                                                                                    PAGE 3

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SIGNATURE PAGE OF

THE FINISH LINE, INC.

TO

THIRD AMENDMENT TO CREDIT AGREEMENT

THE FINISH LINE, INC.

By:

Title:

3308 North Mitthoeffer Road

Indianapolis, Indiana 46235

Attention: Steven J. Schneider

Facsimile: 317-895-2884

THIRD AMENDMENT TO CREDIT AGREEMENT                                                                                                                                                    PAGE 4

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SIGNATURE PAGE OF

NATIONAL CITY BANK OF INDIANA

TO

THIRD AMENDMENT TO CREDIT AGREEMENT

NATIONAL CITY BANK OF INDIANA,

individually and as Agent

By:

Its:

One National City Center

Suite 200 East

Indianapolis, Indiana 46255

Attention: R. Douglas Allen

Facsimile: 317-267-6249

THIRD AMENDMENT TO CREDIT AGREEMENT                                                                                                                                                    PAGE 5

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SIGNATURE PAGE OF

UNION PLANTERS BANK, NATIONAL ASSOCIATION

TO

THIRD AMENDMENT TO CREDIT AGREEMENT

UNION PLANTERS BANK, NATIONAL

ASSOCIATION

By:

Its:

One Indiana Square, Suite 227

Indianapolis, Indiana 46204

Attention: Thomas W. Craig

Facsimile: 317-221-6120

THIRD AMENDMENT TO CREDIT AGREEMENT                                                                                                                                                    PAGE 6

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SIGNATURE PAGE OF

U. S. BANK NATIONAL ASSOCIATION

TO

THIRD AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION

By:

Its:

One U.S. Bank Plaza

St. Louis, Missouri 63101

Attention: Daniel R. Kraus

Facsimile: 314-418-3859

THIRD AMENDMENT TO CREDIT AGREEMENT                                                                                                                                                    PAGE 7

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SIGNATURE PAGE OF

THE NORTHERN TRUST COMPANY

To

THIRD AMENDMENT TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY

By:

Its:

50 South LaSalle Street

Chicago, Illinois 60675

Attention: John Canty

Facsimile: 312-444-7028

THIRD AMENDMENT TO CREDIT AGREEMENT                                                                                                                                                    PAGE 8

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SIGNATURE PAGE OF

LASALLE BANK NATIONAL ASSOCIATION

To

THIRD AMENDMENT TO CREDIT AGREEMENT

LASALLE BANK NATIONAL

ASSOCIATION

By:

Its:

One American Square, Suite 1600

Indianapolis, Indiana 46204

Attention: William H. Lutes

Facsimile: 317-756-7021

THIRD AMENDMENT TO CREDIT AGREEMENT                                                                                                                                                    PAGE 9

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